UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): March 24, 2000
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                                BriteSmile, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Utah
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         (State or other jurisdiction of incorporation or organization)


         0-17594                                   87-0410364
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  (Commission file number)             (I.R.S. Employer Identification No.)




   490 North Wiget Lane

   Walnut Creek, CA                                          94598
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                 Not Applicable
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          (Former name or former address, if changed since last report)









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Item 5.    Other Events

Appointment of New Directors

         In connection with a Special Meeting of the Board of Directors held on March 24, 2000, the Board of Directors of the Company accepted the resignations of Dr. Bruce Wainright and Mr. Richard Trefz as Directors of the Company. Effective March 24, 2000, the Board of Directors appointed Messrs. Jerry Poch and Dr. Gasper Lazzara, Jr. as new members of the Board of Directors of the Company to fill the vacancies created by the resignations of Messrs. Wainright and Trefz.

         Mr. Poch and Dr. Lazzara were appointed Directors of the Company to serve until the next Annual Meeting of Shareholders of the Company, and until their successors are duly appointed and qualified.

         Mr. Poch is currently serving as Managing Director of Pequot Capital Management, Inc. He joined the Pequot family of funds as a Principal in 1998. Mr. Poch was the former Chairman, President and CEO of GE Capital Information Technology Solutions ("ITS"), and before ITS, founder, Co-Chairman and Co-President of AmeriData Technologies, Inc. (NYSE:ADA) until its acquisition by GE Capital in 1996. From 1979 until 1983 he was Senior Vice President of TIE/Communications, Inc. and President of Technicom,
Inc., two public telecommunications companies.  Mr. Poch graduated Cum
Laude from Boston University School of Law where he was Managing Editor of the Law Review. He is admitted to practice law in the District of Columbia, New York, and Massachusetts.

         Dr. Gasper Lazzara, Jr. has served as Chairman of the Board and a director of the Orthodontic Centers of America, Inc. ("Orthodontic Centers") since its inception in July 1994. Orthodontic Centers is the leading provider of practice management services to orthodontic practices in the United States. He has served as Co-Chief Executive Officer of Orthodontic Centers since September 1998, and he served as Chief Executive Officer of Orthodontic Centers from July 1994 to September 1998. Dr. Lazzara also served as President of Orthodontic Centers from July 1994 to June 1997. From 1989 to 1994, Dr. Lazzara served as President or Managing Partner of certain predecessor entities of Orthodontic
Centers. He is a licensed orthodontist and, prior to founding Orthodontic Centers, maintained a private orthodontic practice for over 25 years. He is a member of the American Association of Orthodontists and is a Diplomat of the American Board of Orthodontists.

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




Item 7.  Exhibits.

Exhibit No.                        Description

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(99)              Press release dated April 5, 2000 issued by the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BriteSmile, Inc.


                          By:           /s/ Paul A. Boyer
                                      ------------------------------------
                                      Paul A. Boyer
                                      Chief Financial Officer


Date: April 5, 2000



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                                  EXHIBIT INDEX


Exhibit No.
Under Reg.                                                    Sequential
S-K, Item 601               Description                       Page Number
-------------               ------------                      ------------


(99)                        Press release dated April 5,
                            2000 issued by the Registrant.